Exhibit 99.2

MEDEFFICIENCY, INC.

FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2011

MEDEFFICIENCY, INC.

YEAR ENDED DECEMBER 31, 2011

CONTENTS
Page

Independent auditors’ report	1

Financial statements:

Balance sheet	2

Statement of income	4

Statement of shareholders’ equity	5

Statement of cash flows	6

Notes to financial statements	7

GHP Horwath, P.C.
Member Crowe Horwath International

1670 Broadway, Suite 3000
Denver, Colorado 80202
+1 303.831.5000
+1 303.831.5032 Fax
www.GHPHorwath.com

INDEPENDENT AUDITORS’ REPORT

To the Shareholders of

MedEfficiency, Inc.

We have audited the accompanying balance sheet of MedEfficiency, Inc. (the “Company”) as of December 31, 2011, and the related statements of income, shareholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MedEfficiency, Inc. as of December 31, 2011, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

March 22, 2012

A GHP Financial Group Company
GHP Horwath, P.C. is an independent member firm of Crowe Horwath International, a Swiss verein. Each member firm of Crowe Horwath International is a separate and independent legal entity.

1

MEDEFFICIENCY, INC.

BALANCE SHEET

DECEMBER 31, 2011

ASSETS

Current assets:
Cash and cash equivalents	$829,936
Trade accounts receivable, net of allowance for doubtful accounts of $19,500	550,590
Inventories, net of reserve for obsolete inventory of $15,000	334,045
Prepaid expenses and other	140,017
Deferred tax asset	203,000

Total current assets	2,057,588

Property and equipment:
Machinery and equipment	43,308
Furniture and fixtures	44,904
Computer hardware and software	37,107
125,319
Less accumulated depreciation	(61,757)

63,562
Other assets:
Deposits	2,248
Intangible assets, net	78,736
Deferred tax asset, long-term	16,700

Total other assets	97,684

Total assets	$2,218,834

(Continued)

2

MEDEFFICIENCY, INC.

BALANCE SHEET (CONTINUED)

DECEMBER 31, 2011

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$431,354
Accrued expenses	245,989
Deferred rent	7,640

Total current liabilities	684,983

Deferred rent, long-term	5,159

Total liabilities	690,142

Commitments and contingencies

Shareholders’ equity:
Convertible preferred stock, par value $.01;authorized 5,000,000 shares; issued and outstanding 2,192,500 shares; liquidation preference of $1,096,250	21,925
Common stock, par value $.001;authorized 10,000,000 shares; issued and outstanding 3,565,929 shares	3,566
Additional paid-in capital	2,210,146
Accumulated deficit	(706,945)

Total shareholders' equity	1,528,692

Total liabilities and shareholders' equity	$2,218,834

See notes to financial statements.

3

MEDEFFICIENCY, INC.

STATEMENT OF INCOME

YEAR ENDED DECEMBER 31, 2011

Net sales	$5,319,460
Cost of sales	2,033,112

Gross profit	3,286,348

Administrative and selling expenses	2,580,583
Research and development	180,662
Depreciation and amortization	17,243

Income from operations	507,860

Other income:
Interest income	1,486
Other	970

Income before income taxes	510,316

Income tax expense	(186,600)

Net income	$323,716

See notes to financial statements.

4

MEDEFFICIENCY, INC.

STATEMENT OF SHAREHOLDERS’ EQUITY

YEAR ENDED DECEMBER 31, 2011

					Additional
	Preferred stock		Common stock		paid-in	Accumulated	Shareholders’
	Shares	Amount	Shares	Amount	capital	deficit	equity

Balances, January 1, 2011	2,192,500	$21,925	3,258,754	$3,259	$2,056,009	$(1,030,661)	$1,050,532

Common stock options exercised			307,175	307	133,318		133,625

Stock-based compensation					20,819		20,819

Net income						323,716	323,716

Balances, December 31, 2011	2,192,500	$21,925	3,565,929	$3,566	$2,210,146	$(706,945)	$1,528,692

See notes to financial statements.

5

MEDEFFICIENCY, INC.

STATEMENT OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2011

Cash flows from operating activities:
Net income	$323,716
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,243
Change in allowance for doubtful accounts	9,500
Change in inventory reserve	9,781
Stock-based compensation expense	20,819
Deferred income taxes	186,600
Changes in operating assets and liabilities:
Accounts receivable	(72,967)
Inventories	(216,245)
Prepaid expenses and other	(110,057)
Accounts payable	235,110
Accrued expenses	10,432
Deferred rent	(5,614)

Total adjustments	84,602

Net cash provided by operating activities	408,318

Cash flows from investing activities:
Capital expenditures	(30,618)
Patent and trademark costs	(29,752)

Net cash used in investing activities	(60,370)

Cash flows from financing activities:
Issuance of common stock	133,625

Net cash provided by financing activities	133,625

Net increase in cash and cash equivalents	481,573

Cash and cash equivalents at beginning of year	348,363

Cash and cash equivalents at end of year	$829,936

See notes to financial statements.

6

MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS

YEAR ENDED DECEMBER 31, 2011

1.    Summary of significant accounting policies:

Business:

MedEfficiency, Inc. (the “Company”, or “MEI”), a Delaware corporation, was formed on October 15, 2002. The Company engages in the development, manufacturing and marketing of medical devices for treating chronic wounds and lower extremity injuries. MedEfficiency specializes in total contact casting (“TCC”) products, which are considered the gold standard for off-loading diabetic foot ulcers. The Company’s products are distributed throughout the United States.

Cash and cash equivalents:

The Company considers all highly liquid, short-term investments purchased with an original maturity of three months or less and money market accounts to be cash equivalents. At December 31, 2011, the balance in money market accounts was $140,395. Cash equivalents are classified within Level 1 in accordance with the three-tiered fair value hierarchy prescribed by Financial Accounting Standards Board (“FASB”) guidance, as the cash equivalents are valued using inputs observable in active markets for identical securities. There have been no changes in the methodologies used to estimate fair value at December 31, 2011, and there were no transfers between Level 1 and 2 during the year ended December 31, 2011.

The Company maintains a majority of its cash and cash equivalents in accounts that, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. Management believes that the Company is not exposed to significant credit risk relating to cash and cash equivalents because the Company maintains its cash and cash equivalents with high credit quality financial institutions.

Inventories:

Inventories are stated at the lower of cost or market and consist of TCC products and components used for kitting and assembly of the Company’s TCC products. Cost is determined by the average-cost method. The elements of cost in inventories include materials, labor and overhead.

Property and equipment:

Property and equipment are stated at cost. Depreciation is provided by use of the straight-line method over the estimated useful lives of the related assets of 3 to 7 years. Maintenance and repairs are expensed as incurred and improvements are capitalized. Depreciation expense for the year ended December 31, 2011, was approximately $12,100.

Impairment of long-lived assets:

Management assesses the carrying values of long-lived assets for impairment when events or changes in circumstances indicate that the carrying amounts may not be recoverable. The carrying amount is not considered recoverable if it exceeds the sum of undiscounted cash flows expected to be generated by the asset. When a long-term asset is determined to be impaired, the related carrying amount is adjusted to its estimated fair value. Based on management’s evaluation, no impairment loss adjustment was required for the year ended December 31, 2011.

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

1.    Summary of significant accounting policies (continued):

Deferred rent:

Rent expense under non-cancelable operating leases with scheduled rent increases or free rent periods is accounted for on a straight-line basis over the lease term. The amount of the excess of straight-line rent expense over scheduled payments is recorded as a deferred rent liability.

Product warranty:

The Company’s products carry a limited warranty for defects in quality and workmanship for up to 6 months. If a product is found to be defective, the Company will generally be reimbursed by the manufacturer for the cost of the product. Warranty claims on the Company’s products have historically been insignificant. Management determined that a warranty reserve is not necessary at December 31, 2011.

Revenue recognition and accounts receivable:

Revenue from the sale of products is recognized when each of the following four conditions are met: 1) a contract or sales arrangement exists; 2) products have been shipped and title has transferred; 3) the price of the products is fixed or determinable; and 4) collectability is reasonably assured. Additionally, the Company collects sales taxes, which are presented on a net basis (excluded from net sales) on the statement of income.

The Company grants credit, generally without collateral, to its customers. Accounts receivable balances represent amounts due from customers and are reported net of allowances for doubtful accounts. The Company records allowances for doubtful accounts when it is probable that the accounts receivable balance will not be collected. When estimating the allowance for doubtful accounts, the Company takes into consideration factors such as its day-to-day knowledge of the financial position of specific clients. Increases in the allowance for doubtful accounts are recorded as charges to bad debt expense and are reflected in administrative and selling expenses in the Company’s statement of income. Write-offs of uncollectible accounts are charged against the allowance for doubtful accounts.

Shipping and handling fees and costs:

The Company records shipping and handling fees billed to customers as revenue, and shipping and handling costs incurred by the Company in cost of sales.

Advertising:

Advertising costs are charged to operations when incurred. Advertising costs for 2011 were approximately $12,000.

Research and development costs:

Research and development costs are expensed when incurred. Research and development costs for the year ended December 31, 2011 were approximately $180,700. The Company’s research and development activities are currently focused on the Slip on Compression (“SOC”) device which is being developed for use in the Chronic Venous Insufficiency market and to treat venous leg ulcers.

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

1.     Summary of significant accounting policies (continued):

Stock based compensation:

The Company accounts for stock-based compensation under Accounting Standards Codification 718 (ASC 718) (formerly - SFAS No. 123 (revised 2004)), Share-Based Payment. ASC 718 requires the recognition of the cost of employee services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. ASC 718 also requires the stock option compensation expense to be recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period). The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model.

Income taxes:

The Company recognizes deferred tax assets and liabilities for the future expected tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. A valuation allowance is required to the extent any deferred tax assets may not be realizable.

In addition, the Company follows accounting guidance issued by the FASB related to the application of accounting for uncertainty in income taxes. Under this guidance, the Company assesses the likelihood of the financial statement effect of a tax position that should be recognized when it is more likely than not that the position will be sustained upon examination by a taxing authority based on the technical merits of the tax position, circumstances, and information available as of the reporting date. Management does not believe that there are any current tax positions that would result in an asset or liability for taxes being recognized in the accompanying financial statements.

The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax positions as a component of income tax expense. As of December 31, 2011, the Company does not have any accrued interest or penalties associated with any unrecognized tax positions, nor were there any interest expense or penalties recognized during the year ended December 31, 2011. The Company files income tax returns in the U.S. and various state jurisdictions, and there are open statutes of limitations for taxing authorities to audit the Company’s tax returns from 2008 through the current period.

Use of estimates in financial statement preparation:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

1.     Summary of significant accounting policies (continued):

Recently issued and adopted accounting pronouncements:

In May 2011, the FASB released Accounting Standards Update No. 2011-04 (“ASU 2011-04”), Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU 2011-04 is intended to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments in ASU 2011-04 clarify the FASB’s intent about the application of existing fair value measurement requirements and change some requirements for measuring or disclosing information about fair value measurements. The provisions of ASU 2011-04 are effective for periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to materially impact the Company’s financial statements.

In January 2010, the FASB released Accounting Standards Update No. 2010-06 (“ASU 2010-06”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurement. The update requires a company to (a) disclose significant transfers in and out of Levels 1 and 2, in addition to transfers in and out of Level 3 and (b) separately disclose purchases, sales, issuances, and settlements of Level 3 securities. Additionally, ASU 2010-06 clarifies the information currently disclosed regarding valuation techniques, inputs used in those valuation models, and the level of detail at which fair value disclosures should be provided. The adoption of ASU 2010-06 did not have a material impact on the Company’s fair value disclosures.

Management has evaluated other recently issued accounting pronouncements and does not believe that any of these pronouncements will have an impact on the Company’s financial statements.

2.     Inventories:

At December 31, 2011, inventories consist of the following:

Raw materials	$340,441
Finished goods	8,604
Less: inventory reserve	(15,000)
$334,045

Deposits on inventory of $103,107 at December 31, 2011 (included in prepaid expenses and other on the balance sheet), represents cash paid to suppliers for raw materials for which the Company took possession in 2012.

3.     Intangible assets:

The Company’s intangible assets consist of patents and trademarks. The Company capitalizes legal costs and filing fees associated with obtaining trademarks and patents on its new discoveries. Once the patents and trademarks have been issued, the Company amortizes these costs over the shorter of their legal or economic life using the straight-line method. Patents and trademarks are being amortized over 20 years and 10 years, respectively.

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

3.     Intangible assets (continued):

	Gross carrying	Accumulated	Net carrying
	amount	amortization	amount
Patents	$97,713	$(23,309)	$74,404
Trademarks	4,813	(481)	4,332
	$102,526	$(23,790)	$78,736

Amortization expense for the year ended December 31, 2011 was approximately $5,100. The aggregate amortization expense is estimated to be approximately $5,400 for each of the next five fiscal years.

4.     Related party transaction:

The Company sells products to a wound care clinic which is owned by a common stockholder of the Company. The wound care clinic also employs individuals who hold common shares and options to purchase common shares of stock in the Company. For the year ended December 31, 2011, total sales made to this wound care clinic were $43,976.

5.     Shareholders’ equity:

Preferred stock:

The Company is authorized to issue up to 5,000,0000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. Through December 31, 2011, the Company had established a series of preferred stock consisting of 2,550,000 shares, $.01 par value per share, designated as Series A Preferred Stock. Each share of Series A Preferred Stock is convertible, at the option of the holder, into the number of shares of common stock that results from multiplying the conversion rate of the Series A Preferred Stock in effect at the time of conversion by the number of shares of Series A Preferred Stock being converted. The conversion rate is determined by dividing the original issue price of the Series A Preferred Stock by the conversion price. The initial conversion price is $.50 for the Series A Preferred Stock, and may be adjusted as provided for in the Series A Preferred Stock’s certificate of designation. Each share of Series A Preferred Stock will automatically be converted into shares of common stock based on the then-effective conversion price upon the affirmative election of the holders of at least two-thirds of the outstanding shares of the Series A Preferred Stock or immediately upon the closing of a firmly underwritten public offering of securities in which the per share price is at least $1.00 and the gross proceeds to the Company are at least $10,000,000.

Each holder of shares of Series A Preferred Stock is entitled to the number of votes equal to the number of shares of common stock into which the Series A Preferred Stock could be converted. In addition, if dividends are paid on any share of common stock, the Company must also pay dividends on all outstanding shares of Series A Preferred Stock in a per share amount equal (on an as-if-converted basis) to the amount paid or set aside for each share of common stock.

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

5.     Shareholders’ equity (continued):

Preferred stock (continued):

Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any common stock, the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Company for each share of the Series A Preferred Stock held. The amount paid shall be equal to the original issue price plus any declared and unpaid dividends on the Series A Preferred Stock. After the payment of the full liquidation preference of the Series A Preferred Stock, the assets of the Company available for distribution shall be distributed ratably to the holders of the common stock and Series A Preferred Stock on an as-if-converted to common stock basis.

In addition, upon the Company’s commencement of any voluntary or involuntary liquidation, dissolution, or certain other transactions, as defined, each holder of Series A Preferred Stock then outstanding will be entitled to sell to the Company any or all of the Series A Preferred stock at an amount equal to the liquidation preference, as defined.

Common stock:

The Company is authorized to issue up to 10,000,000 shares of common stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors. Each share of common stock currently outstanding is entitled to one vote. The Board of Directors may declare dividends on the outstanding common stock of the Company. During the year ended December 31, 2011, no dividends were declared or paid. In addition, at December 31, 2011, no declared but unpaid dividends are payable to any stockholders of the Company.

Stock option plan:

The Company has established a stock option plan for the benefit of employees, directors and consultants. Under the plan, the Company has reserved 4,700,000 shares of common stock for issuance. Options to purchase common stock of the Company are granted at the discretion of management. The exercise prices of the options granted are established at or above the estimated fair value of the Company’s common stock at the date of grant. Options are granted with terms not to exceed 10 years, and vest at a rate that is at the discretion of the Board of Directors, subject to continued service with the Company.

The Company uses the Black Scholes option pricing model to determine the fair value of stock option grants. The assumptions utilized for stock options granted during the year ended December 31, 2011 were as follows:

Expected term:	5 years
Volatility:	18.50% to 19.50%
Risk-free interest rate:	0.90% to 2.02%
Dividend yield	0%

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

5.     Shareholders’ equity (continued):

Stock option plan (continued):

The expected term of stock options represents the period of time that the stock options granted are expected to be outstanding based on historical exercise trends. There is no active external or internal market for the Company's common shares. Thus, it was not possible to estimate the expected volatility of the Company's share price in estimating fair value of options granted. Accordingly, as a substitute for such volatility, the Company used the Dow Jones U.S. Total Market Index and identified the medical equipment subsector, within the health care equipment and services sector, as representing the primary industry in which the Company operates to estimate historical volatility. The risk-free interest rate represents the U.S. Treasury bill rate for the expected term of the related stock options. The dividend yield represents the anticipated cash dividend over the expected term of the stock options. Forfeitures of share-based payment awards are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differed from those estimates. The estimated average forfeiture rate for the year ended December 31, 2011 was 10%.

A summary of the status of the Company’s options to purchase common stock as of December 31, 2011 and changes during the year then ended, is presented below:

			Weighted-
		Weighted-	average
		average	remaining	Aggregate
		exercise	contractual	intrinsic
	Options	price	term (years)	value
Outstanding at January 1, 2011	3,053,597	$0.49
Granted	600,500	$0.60
Exercised	(349,975)	$0.50
Forfeited	(62,267)	$0.50
Outstanding at December 31, 2011	3,241,855	$0.51	6.5	$0.19
Options exercisable at December 31, 2011	2,469,293	$0.49	5.8

The estimated fair value of options granted during the year ended December 31, 2011 was approximately $68,300. The total fair value of stock options that vested during the year ended December 31, 2011 was approximately $19,100. The total intrinsic value of the stock options exercised during the year ended December 31, 2011 was approximately $51,200.

A summary of the status of the Company’s nonvested shares as of December 31, 2011, and changes during the year ended December 31, 2011, is presented below:

	Shares	Weighted- average calculated value
Nonvested at January 1, 2011	601,092	$0.02
Granted	600,500	$0.11
Vested	(366,763)	$0.05
Forfeited	(62,267)	$0.04
Nonvested at December 31, 2011	772,562	$0.11

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

5.     Shareholders’ equity (continued):

Stock option plan (continued):

For the year ended December 31, 2011, the Company recorded compensation expense of $20,819 (tax effect of $7,700) related to stock options. This stock-based compensation expense is included in administrative and selling expense in the accompanying statement of income. Unrecognized compensation expense related to stock options issued at December 31, 2011 is approximately $59,500 and will be recognized over the weighted-average future vesting period of approximately 2 years.

During the year ended December 31, 2011, directors of the Company exercised 264,375 options outstanding, generating $133,625 in cash proceeds. In addition, during the year ended December 31, 2011, a holder of employee options elected to exercise 85,600 options on a cashless basis and was issued a total of 42,800 common shares.

6.     Leases:

Operating leases:

The Company leases 6,250 square feet of office and warehouse space from an unrelated third party. The lease is classified as an operating lease, requires the Company to pay its own utilities, insurance and other operating costs, as well as its pro rata share of the facility common area maintenance, and expires in July 2013. Total rent expense paid under the terms of the lease totaled approximately $56,900 during the year ended December 31, 2011.

The Company leases a copier from an unrelated third party. The lease is classified as an operating lease and expires in April 2013. Total rent expense paid under the terms of the lease totaled approximately $4,700 during the year ended December 31, 2011.

Non-cancelable operating lease obligations are approximately as follows:

Year ending December 31,
2012	$48,600
2013	27,900
$76,500

7.     Income taxes:

Income tax expense for the year ended December 31, 2011 consists of the following:

Tax provision:
Deferred tax expense-Federal	$164,100
Deferred tax expense-State	22,500
Income tax expense	$186,600

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MEDEFFICIENCY, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

YEAR ENDED DECEMBER 31, 2011

7.     Income taxes (continued):

The following is a summary of the Company’s deferred tax assets at December 31, 2011:

Current deferred tax asset:
Deferred compensation	$13,500
Accounts receivable allowance	7,200
Vacation accrual	17,600
Inventory reserve	5,600
Net operating loss carryforwards-Federal	139,600
Net operating loss carryforwards-State	19,500
Current deferred tax asset	$203,000

Long-term deferred tax asset (liability):
Stock-based compensation	$23,200
Property and equipment	(6,500)
Long-term deferred tax asset	$16,700

At December 31, 2011, the Company has approximately $410,400 of federal net operating loss carry forwards and $421,600 of state net operating loss carry forwards, which may be used to offset future taxable income and expire between 2023 and 2029. The Company anticipates that it will generate enough pre-tax income in the future to realize the full benefits of deferred tax assets related to future deductible amounts. Accordingly, a valuation allowance was not required at December 31, 2011.

8.     Retirement plan:

The Company has adopted a retirement plan with a 401(k) deferred compensation provision. Substantially all full-time employees are eligible to participate in the 401(k) plan as long as they are at least 21 years of age and have completed one year of employment. The 401(k) plan requires matching contributions by the Company equal to 100% of the first 3% of employee elective contributions and 50% of employee elective contributions between 3% and 5%. The Company’s contributions to this plan in 2011 were approximately $12,800.

9.     Subsequent events:

The Company evaluated events through March 22, 2012, the date that the Company’s financial statements were available to be issued, and determined that no additional disclosure were necessary.

15